Intangible Assets	9 Months Ended
Sep. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

6. Intangible assets

The Company’s intangible assets consisted of the following:

	September 30, 2022	December 31, 2021
Brands	$165,986	$176,225
Software development costs	824,476	805,697
Customer relationships	1,883,184	1,692,838
Computer software	35,313	35,257
	2,908,959	2,710,017
Less accumulated amortization on:
Brands	75,966	69,407
Software development costs	426,553	371,555
Customer relationships	556,119	505,732
Computer software	20,965	17,900
	1,079,603	964,594
Less accumulated impairment on:
Brands	8,464	8,464
Software development costs	88,983	84,947
Customer relationships	449,808	449,808
	547,255	543,219
Intangible assets, net	$1,282,101	$1,202,204

Amortization expense on intangible assets for the three months ended September 30, 2022 and 2021, was $64,578 and $59,921, respectively. Amortization expense on intangible assets for the nine months ended September 30, 2022 and 2021 was $194,073 and $190,319, respectively.

During the three and nine months ended September 30, 2022 we purchased merchant portfolios for a purchase price of $21,587 and $47,998, respectively, inclusive of contingent consideration. These were accounted for as asset acquisitions. The remaining increase in gross intangible assets during the three and nine months ended September 30, 2022 relates to intangibles recorded upon business acquisitions (See Note 11) and software development costs.

During the three and nine months ended September 30, 2022, we recorded $4,036 of intangible impairment expense related to software development assets in the Digital Commerce segment.

In addition, the Company performs an impairment analysis on intangibles assets with finite lives when events and circumstances have occurred that would indicate the carrying amount of intangible assets may not be recoverable. No such events or circumstances were identified as of September 30, 2022.